UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2019

RISE GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 – 669 Howe Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6C 0B4

(Zip Code)

Registrant’s telephone number, including area code:  (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 3.02

Unregistered Sales of Equity Securities

On August 20, 2019, we announced the closing of the second tranche of the non-brokered private placement (the “Placement”) that we previously announced on July 3, 2019, having increased the size of the Placement from C$1,750,000 to C$4,500,000 through the issuance of up to 64,285,714 units (each a “Unit”) at a price of C$0.07 per Unit. Each Unit consists of one share of common stock (a “Share”) and one-half of one share purchase warrant. Each whole warrant entitles the holder to acquire one additional Share at an exercise price of C$0.10 until August 20, 2022.

We previously announced the first closing of the Placement on July 11 for a total of C$725,769 through the sale of 10,368,131 Units.

The Company has closed a second tranche of the Private Placement for a total of C$3,207,850 through the sale of 45,826,435 Units. Warrants issued in the second tranche may be exercised until August 19, 2022. The Company has paid finders fees in accordance with CSE policies of C$7,837 and issued a total of 111,960 finder’s warrants, each finder’s warrant entitling the holder to acquire one Share at a price of C$0.10 until August 19, 2022.

We issued the shares and warrants underlying the Units in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) for offers and sales outside of the United States and on Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder for offers and sales in the United States and to U.S. persons. We issued the finders’ warrants in reliance on the exclusion from registration provided by Rule 903 of Regulation S. Our reliance on Rule 903 was based on the fact that the securities were sold in offshore transactions. We did not engage in any directed selling efforts in the United States in connection with the sale of the securities. Our reliance on Section 4(a)(2) and Rule 506(b) was based on the fact that the U.S. investors provided us with written representations regarding their investment intent and status as an accredited investor and that neither we nor anyone acting on our behalf engaged in any general advertising or general solicitation.

Item 8.01

Other Events

On August 20, 2019, we issued a news release announcing the closing of the second tranche of the Placement. A copy of the news release is included with this report as Exhibit 99.1

Item 9.01

Financial Statements and Exhibits

Exhibit

No.

Description

99.1

Press release dated August 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

August 20, 2019

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer